Commitments	12 Months Ended
Dec. 31, 2021
Commitments
Commitments

15. Commitments

The table below is the non-lease operating cost components associated with the costs of the building lease.

For the fiscal year ending December 31,	Office Premises
2022	$239,988
2023	239,988
2024	239,988
2025	179,991
899,955

On March 15, 2022, the Company surrendered 828 square feet of its office building lease to the landlord. As a result its non-lease operating cost commitments for the building lease will reduced by approximately $13,881 for 2022, 17,537 for 2023 and 2024, and $13,150 for 2025. The Company incurred a surrender fee of $14,000 which will be expensed in the first quarter of 2022. The Company will derecognize the following amounts on its balance sheet at the surrender date:

Right of Use Assets	$77,043
Lease obligations	80,081

In April 2017, NXT completed a sale and leaseback agreement of its aircraft with a Calgary based international aircraft services organization (the “Lessor”). The terms of the agreement resulted in NXT selling its Cessna Citation aircraft that was purchased in 2015 for US$2.0 million, for the sum of US$2.3 million. NXT has leased the aircraft over an initial term of 60 months and retains all existing operating rights and obligations. Proceeds to NXT from the sale were approximately $3.14 million. The net book value of the asset of $2.37 million was derecognized and the resulting gain on disposition of $0.77 million was deferred. The aircraft is recognized on the balance sheet as a right of use asset with a corresponding lease obligation liability. The deferred gain on disposition is considered a financial liability that is being reduced as aircraft lease payments are made. The balance of the financial liability is included in the aircraft lease obligation in Note 13.